UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 9, 2010

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

751 Broad Street

Newark, New Jersey 07102

(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Set out below is a description of actions taken on February 9, 2010 by the Compensation Committee of the Board of Directors (the “Committee”) of Prudential Financial, Inc. (the “Company”). Additional information relating to these actions and other executive compensation matters will be included in the Company’s definitive proxy statement for the Annual Meeting of Shareholders to be held on May 11, 2010 to be filed with the Securities and Exchange Commission.

Changes to Executive Compensation Program

At its February 9, 2010 meeting, the Committee approved: (i) changes in its annual incentive award criteria; (ii) the creation of a Mid-Term Incentive Program; and (iii) modifications to its existing Long-Term Incentive Program. These changes are intended to align the interests of executives and shareholders and to promote and enhance, among other things: the attraction and retention of executive talent through competitive compensation opportunities; the linkage between pay and performance; the appropriate balance between operating and market driven performance factors; the encouragement of long-term sustainable performance; risk management, including the appropriate balance between equity and equity based incentives and other forms of incentives to mitigate excessive risk taking and allow prudent diversification; and best practices related to executive compensation.

Annual Incentive Award Criteria. Attached as Exhibit 10.1 are revised Annual Incentive Payment Criteria for Executive Officers relating to annual incentive awards to the Company’s executive officers, commencing with those to be made in 2011 in respect of 2010. These criteria are intended to simplify the methodology for measuring performance and to align annual incentive awards to the Company’s key financial targets for earnings per share (EPS), adjusted operating income (AOI) and return on equity (ROE) of its Financial Services Businesses.

Mid-Term Incentive Program. The Committee approved a Mid-Term Incentive Program under the Company’s Omnibus Incentive Plan. The Mid-Term Incentive Program is intended to (i) complement our short-term and long-term programs; (ii) link payments to a measure of book value per share, a metric closely followed by investors; and (iii) subject payments to a forfeiture or “clawback” feature. Unlike financial metrics based on AOI used in the Company’s executive compensation program, such book value per share measure considers realized gains and losses in the Company’s investment portfolio. Awards under the Mid-Term Incentive Program are denominated in book value units funded by a carve-out of 20% of a participating executive officer’s long-term incentive compensation value and, beginning in 2011 for awards in respect of 2010, a mandatory deferral of 10% of a participating executive officer’s annual incentive award. Amounts for each participant will be maintained in an account, the balance of which will be periodically adjusted for changes in book value. One-third of each year’s award will be distributed annually in cash. The account balance of any participant may be subject to forfeiture or “clawback” under certain circumstances in the event of a material restatement of the Company’s financial statements (other than as the result of a change in applicable accounting standards).

Long-Term Incentive Program. The Committee approved modifications to its existing Long-Term Incentive Program under the Omnibus Incentive Plan. The Long-Term Incentive Program provides for the award of the remaining long-term compensation value after the 20% carve-out for the Mid-Term Incentive Program in the form of stock options (50%), performance shares (25%) and performance units (25%). Performance units are denominated in share equivalents and have the same value as performance shares on the award payment date. Performance share and performance unit awards are granted for a three-year performance period with the preliminary payout determined each year as to one-third of the target award based on the Company’s annual performance against its ROE and EPS goals. This preliminary payout is subject to adjustment by the Committee to take into account any significant items that, in its judgment, do not accurately reflect the Company’s operating performance and to reflect the actual performance of the Standard & Poors 500 Index during the performance year relative to the Company’s operating plan assumptions. The payout also may be adjusted by the Committee, in its discretion, by up to plus or minus 15% of the earned awards, based on its evaluation of other quantitative and qualitative factors including, but not limited to foreign exchange rate variations, net income, the Company’s performance relative to its peer group, the Company’s credit ratings and other strategic development factors. In the event of circumstances deemed to be extraordinary by the Committee, the Committee reserves the right to make additional adjustments to the final award values (either on an individual basis or for all participants). At the end of the performance period, awards of performance shares will be paid in shares of the Company’s Common Stock and awards of performance units will be paid in cash.

Amendment to Omnibus Incentive Plan. The Committee approved technical amendments to the Omnibus Incentive Plan to facilitate the award of performance units and book value units under the Mid-Term Incentive Program and Long-Term Incentive Program as described above. A copy of the amendment is attached as Exhibit 10.2.

Terms and Conditions. Attached as Exhibit 10.3 is the form of Terms and Conditions relating to awards to executive officers in 2010 of book value units pursuant to the 2010 Mid-Term Incentive Program and of stock options, performance shares and performance units under the 2010 Long-Term Incentive Program.

Terms and Conditions of Restricted Stock Units

On December 31, 2009, the Company completed the sale, for $4.5 billion, to Wells Fargo & Company of the Company’s minority joint venture interest in Wachovia Securities Financial Holdings, LLC, which included the Wells Fargo Advisors (formerly Wachovia Securities) retail securities brokerage business. The Company had contributed its Prudential Securities retail securities brokerage operations to the joint venture in July 2003.

Attached as Exhibit 10.4 is the Form of Terms and Conditions relating to awards in 2010 of restricted stock units to executive officers in recognition of their extraordinary efforts and contributions over a period of more than seven years in connection with the establishment of the joint venture, the ongoing management of the Company’s investment therein and its successful disposition.

*        *        *        *

“Adjusted operating income”, or “AOI”, referred to above, differs from, and should not be viewed as a substitute for, income from continuing operations or net income determined in accordance with generally accepted accounting principles, but is the financial measure that the Company uses to analyze the operations of each segment in managing its Financial Services Businesses. EPS and ROE, referred to above, are determined on the basis of after-tax adjusted operating income.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

10.1	Annual Incentive Payment Criteria for Executive Officers relating to annual incentive awards to executive officers, commencing with awards to be made in 2011 in respect of 2010.

10.2	First Amendment to Omnibus Incentive Plan, effective February 9, 2010, to facilitate award of book value units under the Mid-Term Incentive Program and performance units under the Long-Term Incentive Program.

10.3	Form of Terms and Conditions relating to awards to executive officers in 2010 under the Omnibus Incentive Plan of book value units pursuant to the 2010 Mid-Term Incentive Program and stock options, performance shares and performance units pursuant to the 2010 Long-Term Incentive Program.

10.4	Form of Terms and Conditions relating to awards in 2010 of restricted stock units to executive officers in recognition of extraordinary efforts and contributions in connection with the Company’s minority joint venture interest in Wachovia Securities Financial Holdings, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 11, 2010

PRUDENTIAL FINANCIAL, INC.

By:	/S/ BRIAN J. MORRIS
Name:	Brian J. Morris
Title:	Vice President and Assistant Secretary

Exhibit Index

Exhibit No.	Description

10.1	Annual Incentive Payment Criteria for Executive Officers relating to annual incentive awards to executive officers, commencing with awards to be made in 2011 in respect of 2010.

10.2	First Amendment to Omnibus Incentive Plan, effective February 9, 2010, to facilitate award of book value units under the Mid-Term Incentive Program and performance units under the Long-Term Incentive Program.

10.3	Form of Terms and Conditions relating to awards to executive officers in 2010 under the Omnibus Incentive Plan of book value units pursuant to the 2010 Mid-Term Incentive Program and stock options, performance shares and performance units pursuant to the 2010 Long-Term Incentive Program.

10.4	Form of Terms and Conditions relating to awards in 2010 of restricted stock units to executive officers in recognition of extraordinary efforts and contributions in connection with the Company’s minority joint venture interest in Wachovia Securities Financial Holdings, LLC.